GOING BEYOND

Regency Energy Partners LP
First Quarter Earnings Release
May 5, 2011

REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that these transactions may not be consummated or that the benefits contemplated thereunder are achieved. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Fundamentals: Drilling Activity

- Total U.S. land rig count increased 32% from Q1 2010 to Q1 2011
- Largest increases occurred in the Permian Basin in west Texas and the Granite Wash in Mid-continent



U.S. Drilling Rig Trends[1]
# of Rigs
900
800
700
600
500
400
300
200
100
0
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Gas
Gas/Oil
Oil
Other[2]



Rig Count Trends - Regency Operated Area[1]
# of Rigs
400
350
300
250
200
150
100
50
0
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Mid-Con
West TX
South Tx
North LA / East TX
Fayetteville
TX Gulf
Non-TX Gulf
Barnett Shale
Appalachian

Total US Land Rig Count				
Q1 10	Q2 10	Q3 10	Q4 10	Q1 11
1,419	1,624	1,786	1,858	1,879

Total Regency Operating Area Rig Count				
Q1 10	Q2 10	Q3 10	Q4 10	Q1 11
1,065	1,225	1,315	1,382	1,409

Rich gas and crude plays with associated gas are seeing the greatest drilling activity

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, April 4, 2011, and Regency internal analysis
2 Includes injection, geothermal and unclassified rigs

Fundamentals: Commodity Prices

- May NYMEX contract settled at $4.38 per MMbtu[1]
- WTI crude climbed to over $113 per barrel during the first quarter of 2011

Gas Price Trends


$6.00
$5.00
$4.00
$3.00
$2.00
$/MMBtu
Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11
NYMEX
HSC

Crude/NGL Price Trends


$/Bbl

Forward curves for natural gas and crude oil pricing suggest that natural gas will trade at approximately $4.80/MMbtu and WTI crude will trade at approximately $115/Bbl for full year 2011[1]

1 Forward curve pricing as of April 27, 2011

First Quarter Performance



First Quarter Performance

- Regency's first quarter performance was in line with internal projections
  - Comparing first quarter 2011 to first quarter 2010, adjusted EBITDA increased 49%

Pro Rata Adjusted EBITDA[1]


$130
$110
$90
$70
$50
$30
$10
-$10
$ in millions
$62
$74
$90
$102
$92
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

1 Adjusted EBITDA varies from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to adjusted EBITDA

Business Review



Gathering and Processing Segment

- The decrease in segment margin from Q1 2010 to Q1 2011 is primarily attributable to lower realized commodity prices



Gathering and Processing Throughput and Adjusted Segment Margin[1]
MMBtu/d (000's)
1,050
1,000
950
900
850
800
750
700
$ in millions
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
1,005
1,002
951
1,030
1,006
$55
$55
$57
$60
$52
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Gathering & Processing Throughput
Gathering & Processing Adjusted Segment Margin

1 Amounts differ from previously disclosed amounts due to the presentation as discontinued operations for the disposition of east Texas assets

Joint Ventures Segment

- Regency's Adjusted EBITDA from Joint Ventures increased to $44 million for Q1 2011, compared to $11 million for Q1 2010, primarily due to the acquisition of the MEP Joint Venture in May 2010

Joint Ventures Segment Adjusted EBITDA[1]



$ in millions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$11
$25
$43
$44
$44
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Haynesville JV
MEP JV

1 Includes Regency's proportionate share of adjusted EBITDA

Contract Compression & Contract Treating Segments

REGENCY ENERGY PARTNERS

- Regency's revenue generating horsepower has increased for five consecutive quarters and increased 12% from Q1 2010 to Q1 2011



Contract Compression
Revenue Generating Horsepower (in thousands)
Segment Margin ($ in millions)
900
850
800
750
700
650
600
$60
$55
$50
$45
$40
$35
$30
$25
$20
760
790
823
845
848
$37
$38
$39
$41
$41
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
External Customers
Gathering & Processing Segment
Segment Margin

- For the first quarter of 2011, segment margin for the Contract Treating segment was $7 million
- As of March 31, 2011, the Contract Treating segment's revenue generating GPM was 3,268

Financial Review



Commodity Price Risk Management

REGENCY ENERGY PARTNERS

- We utilize a comprehensive hedging program to mitigate exposure


NGL Equity Production vs. Hedged
5,000
4,000
3,000
2,000
1,000
-
73%
82%
78%
79%
67%
56%
33%
11%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Equity Production
Hedge


Condensate Equity Production vs. Hedged
1,000
800
600
400
200
-
79%
88%
85%
86%
75%
74%
48%
23%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Equity Production
Hedge


Natural Gas Production vs. Hedged
12,000
10,000
8,000
6,000
4,000
2,000
-
54%
63%
59%
58%
36%
36%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Equity Production
Hedge

- Approximately 16% of Regency's segment margin is currently subject to commodity exposure, of which 10% is hedged
- Hedges exclude commodity exposure associated with Regency's share of the Lone Star Joint Venture
  - Regency is exploring several options for hedging the commodity risk associated with the Lone Star Joint Venture

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

Executed Hedges by Product										
	2011		Q1 2012		Q2 2012		Q3 2012		Q4 2012	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane	1,639	$0.50	1,530	$0.47	1,020	$0.46	510	$0.47	-	-
Propane	855	$1.00	730	$1.01	730	$1.05	490	$1.10	250	$1.18
Iso Butane	-	-	-	-	-	-	-	-	-	-
Normal Butane	536	$1.34	440	$1.36	440	$1.45	300	$1.53	150	$1.62
Natural Gasoline	295	$1.71	230	$1.75	270	$1.94	160	$2.05	80	$2.19
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	704	$83.24	640	$84.46	630	$90.36	410	$93.66	200	$98.95
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	8,000	$5.40	5,000	$5.04	5,000	$4.79	-	-	-	-

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

DCF Sensitivity to Commodity Price Changes - 2011[1]

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.7)M	$ (0.5)M	$ 0.7M
Flat	$ (1.2)M	$ 0	$ 1.2M
Increase $1.00	$ (0.7)M	$0.5M	$ 1.7M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $1.2 million change in Regency's forecasted 2011 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $0.5 million change in Regency's forecasted 2011 DCF

1 Excludes Lone Star Joint Venture

Diverse Portfolio

REGENCY ENERGY PARTNERS

- Our target is to achieve and retain over 80% of fee-based adjusted segment margin

2009 Adjusted Segment Margin


2%
71%

2010 Adjusted Segment Margin


3%
76%

2011E Pro Forma Adjusted Segment Margin[1]


6%
84%

Fee-based | Hedged Commodity | Unhedged Commodity

1 Assumes full-year impact from the Lone Star Joint Venture; unhedged portion is expected to decrease following additional hedges that will be executed in the second quarter

Liquidity Position

- The $578 million purchase price[1] for our portion of the Lone Star Joint Venture was funded by a combination of revolver debt and private placement of equity

Capitalization			
($ in millions)	12/31/2010	3/31/2011	Pro Forma For Lone Star JV
Cash	$9	$25	$25
Long-Term Debt			
Revolving Credit Facility	$285	$360	$734
Senior Notes Due 2016	256	256	256
Senior Notes Due 2018	600	600	600
Total Long-Term Debt	**$1,141**	**$1,216**	**$1,590**
Series A Convertible Redeemable Preferred Units	$71	$71	$71
Partners' Capital[2]	$3,263	$3,199	$3,403
Noncontrolling Interest	32	32	32
Total Capitalization	**$4,507**	**$4,518**	**$5,096**

1 Before purchase price adjustments
2 Includes common units, general partner interest and accumulated other comprehensive loss

Q&A



Appendix



Non-GAAP Reconciliation

	Three Months Ended				
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
			($ in thousands)		
Net income (loss)	$ 14,305	$ (8,923)	$ 7,246	$ (9,991)	$ (450)
Add (deduct):					
Interest expense, net	20,007	19,791	20,993	22,223	20,564
Depreciation and amortization	40,296	33,217	32,429	29,604	27,475
Income tax (benefit) expense	(92)	(143)	450	928	321
EBITDA (1) (2)	$ 74,516	$ 43,942	$ 61,118	$ 42,764	$ 47,910
Add (deduct):					
Non-cash (gain) loss from commodity and embedded derivatives	(4,290)	18,922	6,646	9,854	7,191
Non-cash unit based compensation (3)	921	1,386	308	10,441	1,597
Loss on asset sales, net	28	78	200	29	284
Income from unconsolidated subsidiaries	(23,808)	(23,618)	(21,754)	(16,080)	(7,913)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (4)	19,189	20,374	19,632	16,333	10,675
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (5)	25,270	24,095	23,163	8,424	-
Loss on debt refinancing, net	-	15,748	-	-	1,780
Other expense, net	(89)	831	346	2,165	90
Adjusted EBITDA (6)	$ 91,737	$ 101,758	$ 89,654	$ 73,930	$ 61,614

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted EBITDA. Previous comparative periods have been restated.

(4) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income Haynesville Joint Venture	$ 30,156	$ 32,097	$ 30,366	$ 25,871	$ 18,403
Add:					
Depreciation and amortization	8,022	8,474	8,902	8,100	6,321
Interest expense, net	196	171	154	99	102
Other expense, net	11	15	(149)	11	-
Haynesville Joint Venture's Adjusted EBITDA	$ 38,385	$ 40,757	$ 39,273	$ 34,081	$ 24,826

(5) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income MEP Joint Venture	$ 20,410	$ 18,110	$ 16,351	$ 8,068	$ -
Add:					
Depreciation and amortization	17,977	17,402	17,319	5,383	-
Interest expense, net	12,255	12,774	12,749	3,431	-
MEP Joint Venture's Adjusted EBITDA	$ 50,642	$ 48,286	$ 46,419	$ 16,882	$ -

(6) Adjusted EBITDA and Combined Adjusted EBITDA differs from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to Adjusted EBITDA.

Non-GAAP Reconciliation

	Three Months Ended				
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010 *	March 31, 2010 *
			($ in thousands)		
Net income (loss)	$ 14,305	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add (Deduct):					
Operation and maintenance	33,672	33,100	34,306	29,717	28,527
General and administrative	18,997	18,563	18,072	28,913	15,403
Loss on asset sales, net	28	3	200	29	284
Depreciation and amortization	40,236	33,217	32,205	27,434	24,895
Income from unconsolidated subsidiaries	(23,808)	(23,618)	(21,754)	(16,080)	(7,913)
Interest expense, net	20,007	19,791	20,379	22,140	20,482
Loss on debt refinancing, net	-	15,748	-	-	1,780
Other income and deductions, net	(2,414)	12,232	(7,524)	4,145	3,273
Income tax (benefit) expense	(32)	(143)	450	328	321
Discontinued operations	-	1,654	(324)	(671)	912
Total Segment Margin *	100,991	101,624	83,856	86,564	87,514
Non-cash (gain) loss from commodity derivatives	(1,715)	6,816	13,967	5,594	3,806
Adjusted Total Segment Margin *	99,276	108,440	97,823	92,158	91,320
Contract Compression Segment Margin *	41,440	40,855	38,510	37,814	37,030
Contract Treating Segment Margin *	7,251	8,725	2,729	-	-
Corporate & Others Segment Margin *	5,053	5,341	5,763	4,974	5,014
Inter-segment Elimination	(6,553)	(6,212)	(5,869)	(5,792)	(5,332)
Adjusted Gathering and Processing Segment Margin *	$ 52,085	$ 59,731	$ 56,690	$ 55,162	$ 54,608

(*) Amounts differ from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets and a functional reorganization of our operating segments.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

		Three Months Ended March 31, 2011 ($ in thousands)
Net cash flows provided by operating activities	$	57,366
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(41,649)
Amortization of excess fair value of unconsolidated subsidiaries		(1,462)
Income from unconsolidated subsidiaries		25,270
Derivative valuation change		4,686
Loss on asset sales, net		(28)
Unit based compensation expenses		(921)
Trade accounts receivables, accrued revenues, and related party receivables		(7,900)
Other current assets		2,096
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues		12,145
Other current liabilities		(10,619)
Distributions received from unconsolidated subsidiaries		(25,270)
Other assets and liabilities		(15)
Net income	$	14,305
Add:		
Interest expense, net		20,007
Depreciation and amortization		40,296
Income tax benefit		(92)
EBITDA	$	74,516
Add (deduct):		
Non-cash gain from derivatives		(4,290)
Non-cash unit based compensation		921
Loss on asset sales, net		28
Income from unconsolidated subsidiaries		(23,808)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA		19,189
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA		25,270
Other expense, net		(89)
Adjusted EBITDA	$	91,737
Add (deduct):		
Interest expense, excluding capitalized interest		(19,446)
Maintenance capital expenditures		(3,433)
Convertible preferred distribution		(1,945)
Joint venture adjustments (1)		(8,022)
Others		60
Cash available for distribution	$	58,951

(1) Adjustments for the Partnership's share of the Haynesville Joint Venture's and MEP Joint Venture's adjustments between their respective adjusted EBITDA and cash available for distribution. Adjustments mainly include interest expense and maintenance capital expenditures.

Gathering & Processing Segment

	Three Months Ended March 31,	
	2011	2010
	($ in thousands)	
Gathering and Processing Segment		
Financial data:		
Segment margin (1)	$ 53,800	$ 50,802
Adjusted segment margin (1)	52,085	54,608
Operating data:		
Throughput (MMbtu/d)	1,005,797	1,005,172
NGL gross production (Bbls/d)	28,202	23,118

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, as well as a functional reorganization of our operating segments.

Contract Compression Segment

	Three Months Ended March 31,			
	2011		2010	
	($ in thousands)			
Contract Compression Segment (1)				
Financial data:				
Segment margin	$	41,440	$	37,030
Operating data:				
Revenue generating horsepower		848,026		759,704

(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.

Contract Treating Segment

	Three Months Ended March 31,			
	2011		2010	
	($ in thousands)			
Contract Treating Segment				
Financial data:				
Segment margin	$	7,251	$	-
Operating data:				
Revenue generating GPM		3,268		-

Joint Ventures Segment

- The following provides key performance measures for 100% of the Haynesville Joint Venture

	Three Months Ended March 31,	
	2011	2010
	($ in thousands)	
Joint Ventures Segment		
Financial data:		
Segment margin	$ 47,472	$ 33,879
Operating data:		
Throughput (MMbtu/d)	1,516,632	882,626

- The following provides key performance measures for 100% of the MEP Joint Venture

	Three Months Ended March 31,	
	2011	2010
	($ in thousands)	
Joint Ventures Segment		
Financial data:		
Segment margin	$ 60,969	$ 47,316
Operating data:		
Throughput (MMbtu/d)	1,389,751	1,348,044

REGENCY ENERGY PARTNERS

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Haynesville Joint Venture

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
	($ in thousands)	
Net income	$ 30,156	$ 18,403
Add (Deduct):		
Operation and maintenance	4,719	4,774
General and administrative	4,344	4,318
Depreciation and amortization	8,082	6,321
Interest expense, net	136	102
Other income and deductions, net	35	(39)
Total Segment Margin (1)	$ 47,472	$ 33,879

(1) Calculation represents 100% of Haynesville Joint Venture's Segment Margin.

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the MEP Joint Venture

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
	($ in thousands)	
Net income	$ 20,410	$ 10,948
Add:		
Operation and maintenance	3,130	1,279
General and administrative	7,197	8,186
Depreciation and amortization	17,377	16,107
Interest expense, net	12,855	12,558
Other income and deductions, net	-	(1,762)
Total Segment Margin (1)	$ 60,969	$ 47,316

(1) Calculation represents 100% of MEP Joint Venture's Segment Margin.